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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 1998

                    PRUDENTIAL-BACHE/WATSON & TAYLOR, LTD.-4
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             (Exact name of Registrant as specified in its charter)

Texas                                        0-15381                 75-2083046
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(State or other jurisdiction of              (Commission    (I.R.S. Employer
incorporation or organization)                File Number)  Identification No.)

One Seaport Plaza, New York, New York        10292-0128
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 214-3500
                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5. Other Events.

   Prudential-Bache Properties, Inc., George S. Watson and A. Starke Taylor, III, as general partners of Prudential-Bache/Watson & Taylor, Ltd.-4 (the 'Partnership'), have completed the liquidation of the Partnership's remaining assets. On August 6, 1998, the Partnership made final liquidating distributions of $19.81 per Unit to taxable Unitholders and $20.59 per Unit to tax-exempt Unitholders. These distributions represented the remaining cash of the Partnership following the payment of its remaining liabilities. As the distribution of these amounts to the Unitholders of the Partnership represented the final step in the liquidation of the Partnership, the general partners terminated the Partnership effective August 6, 1998.

Item 7. Financial Statements and Exhibits.

   (c) Exhibit 99 Letter to Unitholders of Prudential-Bache/Watson & Taylor, Ltd.-4
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prudential-Bache/Watson & Taylor, Ltd.-4
(Registrant)

By: Prudential-Bache Properties, Inc.
    General Partner

     By: /s/ Eugene D. Burak                           Date: August 6, 1998
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     Eugene D. Burak
     Vice President
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